SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 9, 2005
                              (November 19, 2004).

                         CIRMAKER TECHNOLOGY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                    333-70156                 98-0228169
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     (State or Other            (Commission File           (IRS Employer
     Jurisdiction of                Number)              Identification No.)
     Incorporation)

                                      No. 8
                                    Lane 377
                                Chung Cheng Road
                                   Feng Yeh Li
                                    Yang Mei
                               Taoyuan 326, Taiwan
                                Republic of China

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                     Address of Principal Executive Offices
                                    Zip Code

                                 886-3-282-1006

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               Registrant's Telephone Number, Including Area Code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On November 19, 2004, December 17, 2005 and February 15, 2005, Cirmaker Technology Corporation (the "Company") closed a private placement with 19 investors (each, an "Investor") of an aggregate of 25.8 Units, each Unit consisting of (i) 25,000 shares of the Company's common stock ("Common Stock"),
(ii) warrants exercisable for three years to purchase an aggregate of up to 25,000 shares of Common Stock at an exercise price equal to $0.25 per share, and
(iii) a 180-day convertible promissory note in the principal amount of $25,000 and bearing interest at 10% per annum, which is convertible at maturity into Common Stock at a conversion price equal to $0.25 per share. As of the date hereof, the 25.8 Units represent, on a fully-diluted basis, 3,870,000 shares of Common Stock. The aggregate offering price for the Units was $645,000. Berwyn Capital acted as placement agent and received a 10% cash fee, or $64,500, from the Company and RIO Group Associates, Inc. received a 1.5% cash fundraising fee, or $9,675, from the Company.

     In addition, effective January 1, 2005 and January 17, 2005, the Company issued to Ross Huguet Inc. and The Vine Group Inc. 192,000 and 250,000 shares of Common Stock, respectively, for services rendered and to be rendered to the Company.

     The foregoing securities were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, and with regard to the private placement described in the first paragraph of this Form 8-K, Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 9, 2005.

                                            CIRMAKER TECHNOLOGY
                                            CORPORATION



                                            By: /s/ Grace Hong-Juin Chang
                                               ----------------------------
                                               Grace Hong-Juin Chang
                                               Chief Financial Officer